Securities Held to Maturity	12 Months Ended
Sep. 30, 2012
Securities Held to Maturity [Abstract]
SECURITIES HELD TO MATURITY

(3) SECURITIES HELD TO MATURITY

There were no securities held to maturity at September 30, 2012 and 2011.

During the year ended September 30, 2011, the Bank recognized a gain of $411,000 on the sale of an asset backed security which was classified as held to maturity. The security, which was secured by a pool of trust preferred securities issued by various banks, had an amortized cost of $1.1 million at the time of sale. The decision was made to sell the security after it was determined that there was significant deterioration in the issuer’s creditworthiness.